UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2020

GoHealth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39390	85-0563805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 West Huron St. Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 386-8200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2020, GoHealth, Inc. (the “Company”) closed its initial public offering (“IPO”) of 43,500,000 shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at an offering price of $21.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-239287), as amended (the “Registration Statement”). In connection therewith and with the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•

a Tax Receivable Agreement, dated July 15, 2020, by and among the Company, GoHealth Holdings, LLC, a Delaware limited liability company and subsidiary of the Company (“GoHealth, LLC”), CB Blizzard Co-Invest Holdings, L.P., a Delaware limited partnership, CCP III AIV VII Holdings, L.P., a Delaware limited partnership and each of the Members (as defined therein) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Registration Rights Agreement, dated July 15, 2020, by and among the Company and each other person identified on the schedule of investors attached thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Second Amended and Restated Limited Liability Company Agreement of GoHealth, LLC, dated July 15, 2020, by and among GoHealth, LLC and its Members (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Stockholders Agreement, dated July 15, 2020, by and among the Company and the persons and entities listed on the schedules attached thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Tax Receivable Agreement, dated July 15, 2020, by and among the GoHealth, Inc., GoHealth, LLC, CB Blizzard Co-Invest Holdings, L.P., CCP III AIV VII Holdings, L.P. and each of the Members from time to time party thereto

10.2	Registration Rights Agreement, dated July 15, 2020, by and among GoHealth, Inc. and each other person identified on the schedule of investors attached thereto

10.3†	Second Amended and Restated Limited Liability Company Agreement of GoHealth, LLC, dated July 15, 2020, by and among GoHealth, LLC and its Members

10.4†	Stockholders Agreement, dated July 15, 2020, by and among GoHealth, Inc. and the persons and entities listed on the schedules attached thereto

†	Certain portions of this exhibit (indicated by “####”) have been omitted pursuant to Regulation S-K, Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

By:	/s/ Brian Farley
Name:	Brian Farley
Title:	Chief Legal Officer

Date: July 17, 2020